UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 12, 2025

Archer Aviation Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 West Tasman Drive San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-272-3233

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ACHR	New York Stock Exchange

Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Registered Direct Offering

On June 12, 2025, Archer Aviation Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell, and the Purchasers agreed to purchase, 85,000,000 shares (the “Shares”) of the Company’s Class A common stock in a registered direct offering (the “Registered Offering”) at a price of $10.00 per Share, for gross proceeds of $850 million before deducting the placement fees and related offering expenses. The Registered Offering is expected to close on or about June 16, 2025, subject to customary closing conditions.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and other obligations of the parties.

The Registered Offering was made pursuant to the shelf registration statement on Form S-3ASR (File No. 333-284812), including the prospectus dated February 11, 2025 contained therein, and the prospectus supplement to be filed on or about June 13, 2025.

In connection with the Registered Offering, the Company also entered into a placement agency agreement, dated as of June 12, 2025 (the “Placement Agency Agreement”), with Moelis & Company LLC (the “Placement Agent”).

The Company estimates that the net proceeds from the Registered Offering will be approximately $817.1 million, after deducting the Placement Agent fees and related offering expenses. The Company intends to use net proceeds from the Registered Offering for the development of necessary commercial capabilities, including infrastructure, to support the Company’s Launch Edition program, planned U.S. commercial launch, including the Company’s new strategic partnership as the official air taxi provider for the 2028 Olympics in LA, and the development of an AI-based aviation software platform, and the remainder for general corporate purposes.

The Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit.

A copy of the opinion of Fenwick & West LLP, relating to the validity of the Shares, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 7.01. Regulation FD Disclosure.

On June 12, 2025, the Company issued a press release announcing that it had priced the Registered Offering. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Risk Factor Update

The Company is also providing the following updates to the Risk Factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and subsequently filed Quarterly Report on Form 10-Q:

Risks Related to Our Business and Industry

We are still developing our eVTOL aircraft, have not yet obtained governmental certification of our eVTOL aircraft under development and are in the early stages of ramping up our manufacturing facilities, which makes evaluating our business and future prospects difficult and increases the risk of investment in our securities.

We were incorporated in October 2018 and have a limited operating history in designing, developing, and working to certify an eVTOL aircraft. Our eVTOL aircraft is in the development stage and we are still working with the FAA and DOT in the U.S. and equivalent government authorities in certain other countries in an attempt to obtain the required certifications and authorizations relating to our aircraft design, aircraft production and air carrier operations. While we have received our Part 135 Air Carrier Certificate in the U.S. from the FAA and anticipate being able to obtain the remaining required authorizations and certifications, we may be unable to do so in a timely manner or at all.

As an organization, we have no experience in volume manufacturing of aircraft. Some of our current and potential competitors are larger and have substantially greater resources than we have and expect to have in the future. As a result, those competitors may be able to devote greater resources to the development of their current and future technologies, the promotion and sale of their offerings, and/or offer their technologies at lower prices. In particular, our competitors may be able to receive type, production or airworthiness certification from the FAA covering their eVTOL aircraft prior to us receiving such certifications. Our current and potential competitors may also establish cooperative or strategic relationships amongst themselves or with third parties that may further enhance their resources and offerings. Further, it is possible that domestic or foreign companies or governments, some with greater experience in the aerospace industry or greater financial resources than we possess, will seek to provide products or services that compete directly or indirectly with ours in the future. Any such foreign competitor, for example, could benefit from subsidies from, or other protective measures by, its home country from which we may not be able to benefit.

In February 2025, we announced our Launch Edition program, through which we are offering aircraft, services and technologies to governments and customers to prepare for the commercial launch of air taxi services with our Midnight aircraft in markets outside the U.S. As part of this program, we anticipate that we will provide services related to certification, testing, pilot training, demonstration flights, market survey and early trial operations, and maintenance and repair. We have entered into Launch Edition agreements with program partners, which remain conditional, subject to the execution of further definitive agreements and the satisfaction of certain conditions. There is no assurance that we will execute the definitive agreements with these program partners in a timely manner or at all.

We cannot assure you that we or our partners will be able to obtain the necessary production certificates from the applicable regulatory authorities, ramp up manufacturing or develop supply chain capabilities that will enable us to meet the quality, price, engineering, design and production standards, as well as the production volumes, required to successfully commercialize our aircraft. You should consider our business and prospects in light of the risks and significant challenges we face as a new entrant into a new industry, including, among other things, with respect to our ability to:

●	design and manufacture safe, reliable and quality aircraft on an ongoing basis;

●	obtain the necessary regulatory approvals in a timely manner, including receipt of FAA certifications covering our aircraft and, in turn, any other government approvals necessary for manufacturing, marketing, selling and operating UAM networks or selling our aircraft, or for operating our defense program;

●	build a well-recognized and respected brand;

●	establish and expand our customer base;

●	successfully market not just our aircraft but also the other services we intend to provide, such as aerial ride sharing services;

●	successfully service our aircraft after sales and maintain a good flow of spare parts and customer goodwill;

●	improve and maintain our operational efficiency;

●	successfully execute our manufacturing and production model and maintain a reliable, secure, and scalable technology infrastructure;

●	predict our future revenues and appropriately budget for our expenses;

●	attract, retain and motivate talented employees;

●	anticipate trends that may emerge and affect our business;

●	anticipate and adapt to changing market conditions, including technological developments and changes in competitive landscape; and

●	navigate an evolving and complex global regulatory environment.

If we fail to adequately address any or all of these risks and challenges, our business may be harmed.

If we experience harm to our reputation and brand, our business, financial condition and results of operations could be adversely affected.

Continuing to increase the strength of our reputation and brand for achieving our business plans is critical to our ability to attract and retain personnel, customers, investors, and other business partners. In addition, our growth strategy may include expansion through joint ventures, minority investments or other partnerships with strategic business partners, which may include event activities and cross-marketing with other established brands, all of which may be dependent on our ability to build our reputation and brand recognition. The successful development of our reputation and brand will depend on a number of factors, many of which are outside our control. Negative perception of our technology, industry or our company may harm our reputation and brand, including as a result of:

●	complaints or negative publicity or reviews about our aircraft or service offerings from our customers or negative publicity reviews about other brands or events we are associated with, even if factually incorrect or based on isolated incidents;

●	changes to our operations, safety and security, privacy or other policies that users or others perceive as overly restrictive, unclear or inconsistent with our values;

●	illegal, negligent, reckless or otherwise inappropriate behavior by our management team or other employees, our customers or our other business partners;

●	actual or perceived disruptions or defects in our aircraft or aerial ride sharing platform, such as data security incidents, platform outages, payment processing disruptions or other incidents that impact the availability, reliability or security of our offerings;

●	accidents or incidents involving aircraft operated by one of our commercial partners or another member of the aerospace industry;

●	litigation over, or investigations by regulators into, our aircraft or our operations or those of our customers or other business partners;

●	a failure to operate our business in a way that is consistent with our values;

●	negative responses by customers to our UAM offerings;

●	perception of our treatment of employees, contractors, customers or our other business partners and our response to their sentiment related to political or social causes or actions of management; or

●	any of the foregoing with respect to our competitors, to the extent such resulting negative perception affects the public’s perception of us or our industry as a whole.

Additionally, we may be the target of anti-competitive, harassing, or other detrimental conduct by third parties, including our competitors, which also could harm our reputation. Such conduct may include complaints about us or our employees, anonymous or otherwise, to regulatory agencies, media or other organizations, regarding our operations, business relationships and business prospects.  Such third-party conduct could result in government or regulatory investigations or litigation that may require us to spend significant time and incur substantial costs to address such third-party conduct, and we cannot assure you that we will be able to conclusively refute each of the allegations within a reasonable period of time, or at all.

Further, market participants that have short positions in our common stock may make statements that are intended to manipulate the price of our common stock, which may make the price more volatile than it might otherwise be and/or may trade at prices below those that might prevail in the absence of such abuses.  Our reputation may be negatively affected as a result of the public dissemination of negative and potentially false information about our business and operations, which in turn may cause us to lose market share and prospective customers.

In addition, changes we may make to enhance and improve our offerings and balance the needs and interests of our various customers may be viewed positively from one group’s perspective (such as our UAM customers) but negatively from another’s perspective (such as third-party companies that purchase and operate our aircraft), or may not be viewed positively by any of our customers. If we fail to balance the interests of these various customer bases or make changes that they view negatively, our customers may stop purchasing our aircraft or stop using our UAM or other service, any of which could adversely affect our reputation, brand, business, financial condition and results of operations.

Failure to comply with applicable laws and regulations relating to the aviation business in general and eVTOL aircraft specifically, could adversely affect our business and our financial condition.

Our eVTOL aircraft and the operation of our UAM and other services will be subject to substantial regulation in the jurisdictions in which we intend our eVTOL aircraft to operate. We expect to incur significant costs in complying with these regulations. Regulations related to the eVTOL industry, including aircraft certification, production certification, passenger operation, flight operation, airspace operation, security regulation and infrastructure regulation are currently evolving, and we face risks associated with the development and evolution of these regulations. For example, in October 2024, the FAA published the operational regulations, or Special Federal Aviation Regulation, for eVTOL aircraft. Any other regulatory changes or revisions could delay our ability to obtain type certification, and could delay our ability to launch our UAM and other services.

Further, our aircraft must be certified with the FAA in the United States or other comparable regulatory agencies in international jurisdictions, such as the GCAA in the UAE. Operating our aircraft in the United States and other jurisdictions must comply with applicable laws, regulations, safety standards, and customer service regulations.

Rigorous testing and the use of approved materials and equipment are among the requirements for achieving certification. Our failure to obtain or maintain certification for our aircraft or infrastructure would have a material adverse effect on our business and operating results. In addition to obtaining and maintaining certification of our aircraft, we will need to obtain and maintain operational authority necessary to provide our envisioned UAM and other services. A transportation or aviation authority may determine that we cannot manufacture, provide, or otherwise engage in those services as we have contemplated. The inability to implement our envisioned services could materially and adversely affect our results of operations, financial condition, and prospects.

To the extent the laws change, our aircraft and our services may not comply with those laws, which would have an adverse effect on our business. Complying with changing laws could be burdensome, time consuming, and expensive. To the extent compliance with new laws is cost prohibitive, our business, prospects, financial condition and operating results could be adversely affected.

As we expand our operations beyond the United States, such as into the Middle East, Africa, Asia, Europe and/or South America, there will be additional laws and regulations we must comply with, and there may be laws and regulations in other jurisdictions we have not yet entered or laws we are unaware of in jurisdictions we have entered that may restrict our operations or business practices or that are difficult to interpret and change rapidly.

Continued regulatory limitations and other obstacles interfering with our business operations could have a negative and material impact on our business, prospects, financial condition and results of operations.

Our international operations may subject us to political, operational and regulatory challenges, and our international expansion efforts may not be successful.

We have established relationships with suppliers and partners in select international markets and are working with regulators in other countries to pursue commercialization opportunities in those markets. For example, we have a subsidiary in Brazil engaged in limited test manufacturing, research and development and other activities. In the UAE, we are working with local operators and the GCAA to deliver aircraft, technologies and related services in support of the launch of air taxi services in the region. Also, we have begun working with regulators in other countries, such as in the Middle East, Africa and Asia-Pacific regions to pursue opportunities in those markets, which may subject us to additional regulatory authorizations. We can provide no assurance that we will be able to obtain such authorizations in a timely manner, or if any of these authorizations are modified, suspended or revoked once obtained, we may be unable to launch our aircraft sales, operate a UAM network or carry passengers or may be delayed in doing so, which may have an adverse impact on our business, financial condition and results of operations.

We have a limited operating history outside the United States, and our ability to manage our business and conduct our operations internationally requires considerable management attention and resources and is subject to particular challenges of supporting a growing business in an environment of diverse cultures, languages, customs, tax laws, legal systems, alternate dispute systems, and regulatory systems. We may also choose to conduct our international business through joint ventures, minority investments or other partnerships with local companies as well as co-marketing with other established brands. International operations are subject to a number of risks, including regulations that may differ from or be more stringent than analogous U.S. regulations, local political or economic instability, cross-border political tensions, import and export compliance, privacy, data protection, information security, labor and employment matters, and exposure to potential liabilities under anti-corruption or anti-bribery laws and similar laws and regulations. If any of these risks materialize, it could adversely impact our business and future growth.

Our corporate charter and bylaws include provisions limiting voting by non-U.S. citizens and specifying an exclusive forum for stockholder disputes.

To comply with restrictions imposed by federal law on foreign ownership of U.S. air carriers, our amended and restated certificate of incorporation and amended and restated bylaws restrict voting of shares of our Class A common stock by non-U.S. citizens. The restrictions imposed by federal law currently require that no more than 25% of our stock be voted, directly or indirectly, by persons who are not U.S. citizens, that each of our Chief Executive Officer, President and Chairperson of the Board be a U.S. citizen, and at least two-thirds of the members of our board of directors and Company’s officers be U.S. citizens. Our amended and restated bylaws provide that the failure of non-U.S. citizens to register their shares on a separate stock record, which we refer to as the “foreign stock record,” would result in a suspension of their voting rights in the event that the aggregate foreign ownership of the outstanding common stock exceeds the foreign ownership restrictions imposed by federal law.

Our amended and restated bylaws further provide that no shares of our common stock will be registered on the foreign stock record if the amount so registered would exceed the foreign ownership restrictions imposed by federal law. If it is determined that the amount registered in the foreign stock record exceeds the foreign ownership restrictions imposed by federal law, shares will be removed from the foreign stock record in reverse chronological order based on the date of registration therein, until the number of shares registered therein does not exceed the foreign ownership restrictions imposed by federal law.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

5.1	Opinion of Fenwick & West LLP
10.1	Securities Purchase Agreement, dated as of June 12, 2025, by and among Archer Aviation Inc. and the purchasers identified on the signature pages thereto
23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1)
99.1	Press Release, dated June 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the expected net proceeds of the Registered Offering and the anticipated use of proceeds of the Registered Offering, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2024, the Quarterly Report on Form 10-Q for the period ended March 31, 2025, the base prospectus contained in our Registration Statement on Form S-3 filed on February 11, 2025, as supplemented by our prospectus supplement filed on June 13, 2025, this Current Report on Form 8-K, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Aviation Inc..

Date: June 13, 2025	/s/ Eric Lentell
Eric Lentell
General Counsel and Secretary